SUPPLEMENT DATED MAY 1, 2015
TO

PROSPECTUS DATED APRIL 30, 2010
FOR KEYPORT ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective immediately, the name of the AllianceBernstein Intermediate Bond Portfolio has changed to AB Intermediate Bond Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport Advisor (US) 5/2015